UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ITEX Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ITEX CORPORATION

2015 PROXY STATEMENT

Notice of Annual Meeting of Stockholders

SUMMARY CONTENTS

Notice of Annual Meeting of Stockholders	2

Voting Instructions	3

Table of Contents	4

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NOTICE OF 2015 ANNUAL MEETING OF STOCKHOLDERS

Friday, May 15, 2015

10:00 a.m.

ITEX Corporation, 3326 160th Ave. SE, Bellevue, WA 98008

The annual meeting of stockholders of ITEX Corporation (“ITEX” or the “Company”) will be held at 10:00 a.m. local time on Friday, May 15, 2015, at the ITEX corporate offices located at 3326 160th Ave. SE, Bellevue, WA 98008, for the following purposes:

1.	To elect the five directors named in the proxy statement;

2.	To ratify the appointment of EKS&H as our independent registered public accounting firm for fiscal year 2015;

3.	To act on any other business that may properly come before the meeting and any adjournment thereof.

Only stockholders of record at the close of business on March 16, 2015, the record date, are entitled to notice of, and to vote at, the annual meeting. For instructions on voting, please refer to the notice you received in the mail or, if you requested a hard copy of the proxy statement, on your enclosed proxy card.

By Order of the Board of Directors

John Wade, Secretary

Bellevue, Washington

April 1, 2015

Important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 15, 2015. The notice of internet availability of proxy materials, notice of meeting, proxy statement and the fiscal 2014 Annual Report of ITEX Corporation are available at:

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VOTING INSTRUCTIONS

Vote Right Away

Your vote matters to the future of ITEX. Whether or not you plan to attend the meeting, please read this proxy statement and vote right away using one of the methods described below.

Agenda items which require your vote		More Information	Board recommendation
ITEM 1	Elect the five directors named in the proxy statement.	Page 12	FOR each director
ITEM 2	Ratify the appointment of EKS&H as our independent registered public accounting firm for fiscal year 2015.	Page 19	FOR

Voting Methods

In all cases, have your proxy card or voting instruction form in hand and follow the instructions.

By Internet using your computer	Go to www.proxyvote.com Visit 24/7
By telephone	Call toll-free 24/7 at 1-800-690-6903
By mailing your proxy card	If you received a printed copy of these proxy materials by mail, you may vote by signing and mailing the enclosed proxy card or voter instruction form

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Table of Contents

INFORMATION ABOUT THE MEETING AND VOTING		5

CORPORATE GOVERNANCE		8

Director Independence		8
Board Leadership Structure		8
Board Risk Oversight		9
Code of Ethics		9
Communicating with the Board		9

BOARD OF DIRECTORS		10

Committees of the Board		10
Selection of Director Nominees		11
Director Compensation		12

DIRECTOR NOMINEES		13

Voting Item 1:	Election of Directors	16

EXECUTIVE COMPENSATION		16

Summary Compensation Table		16
Outstanding Equity Awards at Fiscal Year-End		18
Securities Authorized for Issuance under Equity Compensation Plans		18
Transactions with Related Persons		19

Fees of the Independent Registered Public Accounting Firm		19
Report of Audit Committee		20

Voting Item 2:	Ratification of the Appointment of Independent Registered Public Accounting Firm	20

Beneficial Ownership		21
Section 16(a) Beneficial Ownership Reporting Compliance		22
Other Information		22

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INFORMATION ABOUT THE MEETING AND VOTING

Why did I receive these proxy materials from ITEX?

The Board of Directors of ITEX Corporation has made these materials available to you because the Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting of Stockholders which will be held on May 15, 2015, at 10:00 a.m. local time, at our corporate offices located at 3326 160th Ave. SE, Bellevue, WA 98008. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (the “SEC”) and that is designed to assist you in voting your shares. We made these materials available to stockholders beginning on April 1, 2015. Our stockholders are invited to attend the annual meeting and are requested to vote on the proposals described in this proxy statement.

Who is entitled to vote at the Annual Meeting?

Stockholders of record at the close of business on the record date, March 16, 2015 (the “record date”), are entitled to vote on matters that come before the meeting. At the close of business on the record date, we had 2,875,063 shares of common stock outstanding and entitled to be voted at the annual meeting. You may cast one vote for each share of common stock held by you on all matters presented at the annual meeting.

Why did I receive a one-page notice (“Notice”) in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

We are making this proxy statement and our annual report available to our stockholders by providing access to these documents on the Internet. On or about April 1, 2015, we mailed a Notice to our stockholders containing information about the meeting and instructions on how to access our proxy materials over the Internet, and how to authorize your proxy to vote your shares online or by telephone. If you received the Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you request them. If you would like to receive a paper or email copy of the Company’s proxy materials, you should follow the instructions in the Notice for requesting those materials.

If you previously signed up to receive proxy materials electronically, we will send the Notice to you by email, to the last email address you have supplied to us. We will email electronic Notices on or about March 30, 2015. You will continue to receive stockholder communications electronically until you change this election.

How do I vote my shares?

Whether you hold your shares directly as the stockholder of record or beneficially in “street name,” you may direct your vote by proxy without attending the annual meeting.

If You Hold Your Shares in “Street Name” (Beneficial Owner)

If you hold your shares in “street name,” i.e., through a bank, broker or other intermediary (a “custodian”), you can vote in one of the following ways:

•	By Internet. Go to www.proxyvote.com;

•	By telephone. Call toll-free at 1-800-690-6903; or

•	By mailing your proxy. If you received a printed copy of these proxy materials by mail, you may vote by signing and mailing the enclosed voter instruction form.

If you are a Registered Holder of Common Stock (Stockholder of Record)

If your shares are registered directly in your name with our transfer agent, OTR, Inc., you are a stockholder of record with respect to those shares. You can vote your shares in one of the following ways:

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•	By Internet. Go to www.proxyvote.com;

•	By telephone. Call toll-free at 1-800-690-6903; or

•	By mailing your proxy. If you received a printed copy of these proxy materials by mail, you may vote by signing and mailing the enclosed proxy card.

Can I vote my shares in person at the Annual Meeting?

If you are a stockholder of record, you may vote your shares in person at the annual meeting. If you hold your shares in street name, you must obtain a legal proxy from your bank, broker or other intermediary giving you the right to vote the shares at the annual meeting.

What vote is required to approve each proposal?

With respect to Item 1, election of directors, the five nominees who receive the most votes will be elected. With respect to Item 2, approval of the proposal would require the affirmative vote of a majority of the votes cast. Any shares not voted (whether by abstention, withheld vote, broker non-vote, or otherwise) are not counted in determining the outcome of the election or proposal.

Can my shares be voted even if I abstain or don’t vote by proxy or attend the Annual Meeting?

If you cast a vote of “abstention” on a proposal, your shares cannot be voted otherwise unless you later change your vote. Although they are considered to be present and entitled to vote for purposes of determining voting results, abstentions will have no effect, since only votes “for” or “against” a proposal will be considered in determining the outcome. Abstentions are included in the determination of shares present for quorum purposes.

Your custodian is required to vote your shares on your behalf in accordance with your instructions. If you don’t vote your shares held in street name, your broker or custodian can vote them in its discretion on routine matters without client specific instructions under rules of the New York Stock Exchange (“NYSE”). The ratification of the appointment of EKS&H as our independent registered public accounting firm (Item 2) is a routine item under the NYSE rules. If no contrary direction is given, your shares will be voted on this matter by your broker in its discretion. On the other hand, if you do not give instructions to your broker, your broker will not be permitted to vote your shares with respect to non-routine matters. The NYSE considers the election of directors, matters relating to executive compensation and approval of equity plans to be non-discretionary matters in which brokers may not vote shares held by a beneficial owner without client specific instructions. Accordingly, brokers will not be able to vote your shares for agenda Item 1 if you fail to provide voting instructions. If you do not provide instructions, a “broker non-vote” results, and the underlying shares will not be considered votes cast at the annual meeting. Broker non-votes will be counted for purposes of determining whether a quorum is present, but will not be counted in determining the number of shares necessary for approval.

If you submit your signed proxy card or voter instruction form, but none of the boxes are checked to indicate how your shares are to be voted, then your shares will be voted in accordance with the Board’s recommendations set forth in this proxy statement (see page 2).

What constitutes a quorum for the annual meeting?

The presence of the owners of 51 percent of the shares entitled to vote is required in order to conduct business at the annual meeting. Presence may be in person or by proxy. You will be considered part of the quorum if you voted on the Internet, by telephone or by submitting a proxy card or voting instruction form by mail, or if you are present at the annual meeting. Abstentions and proxies submitted by brokers (even with limited voting power such as for discretionary matters only) will be considered “present” at the annual meeting and counted in determining whether there is a quorum present.

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Can I change my vote after I have delivered my proxy?

You can change your vote by revoking your proxy at any time before it is exercised at the meeting in one of four ways:

•	vote again on the Internet or by telephone (only your latest proxy submitted prior to the meeting will be counted); or

•	submit a proxy card with a later date;

•	notify the Corporate Secretary in writing before the annual meeting that you are revoking your proxy; or

•	vote in person at the annual meeting.

Attendance at the annual meeting will not automatically revoke your previously granted proxy unless you vote again at the meeting or specifically request in writing that your prior proxy be revoked. If you hold shares in street name, you may submit new voting instructions by contacting your broker, bank or other intermediary. You may also change your vote or revoke your proxy in person at the annual meeting if you obtain a legal proxy from the record holder (broker, bank or other intermediary) giving you the right to vote the shares.

Can I vote after I have tendered my shares?

Yes. If you owned shares at the close of business on the record date, your right to vote your shares at the annual meeting will be unaffected by the sale of your shares in the tender offer. On March 16, 2015, ITEX announced that it had commenced a partial tender offer to purchase up to 750,000 shares of its common stock, at a price of $4.00 per share. The tender offer is being made pursuant to the Offer to Purchase, Letter of Transmittal and related materials that ITEX is disseminating to its stockholders and filing with the Securities and Exchange Commission. None of ITEX, its Board of Directors, or the Depositary (OTR, Inc.) is making any recommendation to stockholders as to whether to tender or refrain from tendering any shares. Stockholders and investors should read carefully the Offer to Purchase, Letter of Transmittal and related materials, should consult with their own financial and tax advisors, and should make their own decisions about whether to tender shares, and, if so, how many shares to tender.

Why did I receive only one set of proxy materials although there are multiple stockholders at my address?

We are permitted to send a single Notice and any other proxy materials we choose to mail to stockholders who share the same last name and address. This practice, known as “householding,” is used to reduce our printing and postage costs. If you would like to receive a separate copy of a proxy statement or annual report, either now or in the future, please contact us (i) by email at feedbackr@itex.com; (ii) by telephone at (425) 463-4003 or (iii) in writing to the following address: Attn: Corporate Communications, 3326 160th Avenue SE, Suite 100, Bellevue, WA 98008. If you hold your shares through a broker or other intermediary and would like additional copies of the Notice and any other proxy materials we mail, or if you are currently receiving multiple copies of the Notice or proxy materials and would like to request householding, please contact your broker.

Where can I find voting results of the annual meeting?

We will announce preliminary voting results on Form 8-K within four business days of the meeting, and final voting results on Form 8-K within four business days of certification by the inspector.

How can I submit a proposal for next year’s annual meeting?

Stockholders who wish to submit proposals for inclusion in ITEX’s 2016 proxy statement pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) must submit their proposals so that they are received at our principal executive offices no later than the close of business on December 3, 2015, which is 120 calendar days prior to the anniversary of this year’s proxy mailing date. A stockholder who wishes to submit a proposal under Rule 14a-8 must qualify as an “eligible” stockholder and meet other SEC requirements. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

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Our bylaws provide that for an eligible stockholder proposal to be considered for inclusion in ITEX’s proxy statement for the annual meeting next year (other than matters properly brought under SEC Rule 14a-8), the written proposal must be delivered to the Corporate Secretary of ITEX at our principal executive offices not less than 90 nor more than 150 days before the anniversary of this year’s annual meeting. As a result, any notice given by a stockholder pursuant to these provisions of our bylaws (and not pursuant to the SEC Rule 14a-8) must be received no earlier than November 3, 2015, and no later than January 2, 2015, unless the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of this year’s annual meeting. In that case, we must receive proposals not later than the close of business on the later of (i) the 60th day prior to such annual meeting or (ii) the 15th day following the day on which we first make a public announcement of the date of the meeting. To be in proper form, a stockholder’s notice must include the specified information concerning the proposal as described in our bylaws. A copy of the bylaws may be obtained from the Corporate Secretary by written request, and also is available on our corporate web site at www.itex.com on the “Investor Relations” page under the link “Governance — Corporate Bylaws.”

How can I attend the annual meeting?

You are invited to attend the annual meeting only if you were a registered or beneficial owner of ITEX stock (or joint holder) as of the close of business on the record date or if you hold a valid proxy for the annual meeting. If you are a stockholder of record (owning shares in your own name), your name will be verified against the list of registered stockholders on the record date prior to your being admitted to the annual meeting.

If you are not a stockholder of record but hold shares through a broker or nominee (in street name), you should provide proof of beneficial ownership on the record date, such as a recent account statement or a copy of the voting instruction card provided by your broker or nominee.

On the day of the meeting, each stockholder will be required to present a valid picture identification such as a driver’s license.

CORPORATE GOVERNANCE

The Board of Directors represents the interests of our stockholders as a whole and is responsible for directing the management of the business and affairs of ITEX. Our bylaws, the corporate governance guidelines adopted by the board of directors, which include information regarding director qualifications and determination of director independence and other guidelines, the charters of the Board’s committees, and our Code of Ethics applicable to our executive officers and other finance organization employees, provide the framework for the functioning of the Board. The Board and management periodically review best practices in corporate governance and modify our governance documents, policies and practices as warranted. Copies of our governance documents can be accessed on the Governance page of the Investor Relations section of our website at www.itex.com under the tab entitled “Our Story”.

Director Independence

The Board, through its Nominating and Governance Committee, evaluates the independence of each director in accordance with the standards of independence prescribed by the NASDAQ Marketplace Rules, and other applicable legal rules. As a result of its review, the Board affirmatively determined that, apart from Steven White, our Chief Executive Officer, and John Wade, our Chief Financial Officer, the Company’s directors are all independent. As a result, a majority of our board members are independent. In making these determinations, the Board considered, among other things, whether any director had any direct or indirect material relationship with the Company or its management.

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Board Leadership Structure

The roles of CEO and Chairman of the Board (“Chairman”) are held by Steven White. Mr. White has held these roles since 2003. The Company does not utilize a lead independent director. The Board believes that combining these roles provides an effective leadership structure for the Company. In this dual role, Mr. White is well situated to execute strategy and business plans to maximize stockholder value. The CEO maintains primary management responsibility for our day-to-day business operations and, as Chairman, is in the best position to ensure that key business issues and interests of the Company’s stakeholders (stockholders, employees, brokers, communities, customers and creditors) are communicated to the Board. He is able to utilize the focus and perspective he has gained in operating the Company to effectively and efficiently advise the Board. Mr. White is accountable to the Board, has a strong and effective working relationship with the other directors, and has the confidence of the Board to continue leading the Company forward. Mr. White’s experience and qualifications enable him to fulfill the responsibilities of both roles and effectively lead the Company with a unified vision. Further, as a smaller reporting company we value parsimony, efficiency and cost savings. A combined position eliminates any potential conflict between the CEO and the Chairman which can be counterproductive for corporate performance. We see no operational reason to split the positions at this time, and believe this leadership structure is appropriate for our current purposes.

The Board believes that other elements of the Company’s corporate governance structure ensure that independent directors can perform their role as independent fiduciaries in the Board’s oversight of management and the Company’s business, and minimize any potential conflicts that may result from combining the roles of CEO and Chairman. As noted above, a majority of our directors are independent. Our non-management directors meet in executive session on a regular basis. Our auditors report directly to our Audit Committee. We also believe Board leadership is enhanced by the fact that all of our directors live, work, and have business interests in the local area, and, therefore, have access to information about ITEX and its operations from sources other than management’s presentations to the Board.

Board Risk Oversight

The Board as a whole has ultimate responsibility for the oversight of risks that could affect the Company. The Board receives reports from members of our management team on areas of material risk to us, including operational, financial, legal and regulatory, and strategic risks. These reports are reviewed by the full Board, or, where responsibility for a particular area of risk oversight is delegated to a committee, the committee reviews the report and then reports to the full Board at a regular Board meeting. The Audit Committee, in addition to overseeing the integrity of our financial statements and compliance with legal and regulatory requirements and risks related thereto, is primarily responsible for overseeing our risk management process, which oversight includes meetings with management and independent auditors that focus on risks facing the Company, as well as the hotline for anonymous reporting of questionable activity. The Compensation Committee oversees risks related to our compensation programs, management retention, development and succession. The Nominating and Governance Committee oversees risks related to Board composition and our leadership structure and corporate governance, reputational and social responsibility risks. Various other processes at the Board level support our risk management efforts, including Board reviews of our long-term strategic plans, capital budget and certain capital allocations, acquisitions and divestitures, together with oversight of management in carrying out its risk management responsibilities.

Code of Ethics

We have adopted a Code of Ethics that applies to our executive officers, including financial officers and other finance organization employees. The code requires that all employees engage in honest and ethical conduct in performing their duties, provide guidelines for the ethical handling of actual or apparent conflicts of interest and provide mechanisms to report unethical conduct. The Code of Ethics is available on the Governance page of the Investor Relations section of our website at www.itex.com under the tab entitled “Our Story.” Our Board did not grant any waivers of any ethics policies in fiscal 2014 to our executive officers. If we make any substantive amendments to the Code of Ethics or grant any waiver, from a provision of the code to our executive officers, we will post required disclosure about any such waiver or amendment on our website within four business days.

Communicating with the Board

You may contact any of our directors by writing to them c/o ITEX Corporation, 3326 – 160th Ave SE, Suite 100, Bellevue, WA 98008. You may also send an email to ITEX’s Board at board@itex.com. Each communication should specify the applicable director or directors to be contacted as well as the general topic of the communication. We may initially receive and screen communications before forwarding them to the applicable director. We generally will not forward to the directors a shareholder communication that is determined to be primarily commercial in nature, that relates to an improper or irrelevant topic, or that requests general information about ITEX where director input is not necessary.

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Concerns about accounting or auditing matters or communications intended for non-management directors should be sent to the attention of the Chair of the Audit Committee at the email address above. Our directors may at any time review a log of all correspondence received by ITEX that is addressed to the independent members of the Board and request copies of any such correspondence.

BOARD OF DIRECTORS

The Board of Directors held six meetings during fiscal 2014. Each of the Company’s directors attended at least 75% of the aggregate number of meetings of the Board and the committees on which he served. Directors are encouraged to attend the annual meetings of ITEX stockholders. All directors serving at the time attended the annual meeting held on December 13, 2013.

Committees of the Board

The standing committees of the Board of Directors of the Company are the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee. The Board has determined that all of the members of each committee are “independent” directors under the current rules of the NASDAQ Marketplace and the SEC. Below is a table that provides membership and meeting information for each of the Board committees:

Name	Audit	Compensation	Nom & Governance
Eric Best		(Chairman)	(Chairman)
Kevin Callan
Tim Morones	(Chairman)
Number of meetings in 2014	4	4	2

Audit Committee

The Audit Committee assists our Board of Directors in its oversight of the integrity of our financial statements. The Audit Committee’s role includes discussing with management the Company’s processes to manage business and financial risk, and overseeing our compliance with applicable legal and regulatory requirements. The Audit Committee is responsible for overseeing the qualifications and independence of the independent registered public accounting firm engaged to prepare and issue audit reports on our financial statements, conferring with them concerning the scope of their examination of our books and records, and overseeing the performance of our internal audit function and the independent auditor. The Audit Committee relies on the expertise and knowledge of management and the independent accounting firm in carrying out its oversight responsibilities. The specific responsibilities in carrying out the Audit Committee’s oversight role are set forth in the Audit Committee Charter, a copy of which is available on the investor relations portion of our website at www.itex.com. The Board of Directors has determined that Kevin Callan is qualified as an “audit committee financial expert” as defined by applicable SEC rules.

Compensation Committee

The Compensation Committee evaluates the performance and recommends for approval the compensation of our executive officers, and assists the Company in defining an executive total compensation policy. The Compensation Committee reviews salaries, incentive compensation and retirement and benefit plans to be provided to our executive personnel, employees, and consultants, and recommends appropriate compensation and benefit levels. The Compensation Committee also administers our current equity incentive plan, including recommending the issuance of grants under the plan to our executive officers, employees, consultants and directors and, in general, oversees general policy matters relating to any compensation plans, including payroll, option, stock, medical and bonus plans.

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Nominating and Governance Committee

The Nominating and Governance Committee is responsible for identifying and recommending to the Board of Directors individuals qualified to serve as board members, and considering stockholder recommendations for nominees to fill board positions if such recommendations are received. The Nominating and Governance Committee also makes recommendations to the Board of Directors regarding the size and composition of the board, recommending board committee assignments, as well as carrying out the duties set forth in the Nominating Committee Charter. The Nominating and Governance Committee makes recommendations to the Board regarding: our compensation policy regarding fees and equity compensation paid and granted to our directors; developing and recommending to the Board corporate governance guidelines; and overseeing the Board in its annual review of the Board’s and management’s performance. The Nominating Committee Charter is available on the Investor Relations portion of our website at www.itex.com.

Selection of Director Nominees

Qualifications and Nominating Process

The Nominating Committee has established certain minimum qualifications for directors, including being able to read and understand basic financial statements, being over 25 years of age, having business experience at a policy-making level, and having high moral character. They should be committed to enhancing stockholder value and should have sufficient time to carry out their duties. Their service on other boards of public companies should be limited to a number that permits them to perform responsibly all director duties. The Committee retains the right to modify these minimum qualifications from time to time.

The Committee’s process for identifying and evaluating nominees is as follows: In the case of incumbent directors whose terms of office are set to expire, the Nominating Committee reviews the directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any transactions of such directors with the Company during their term. Upon receipt of a recommendation from any source, including stockholders, the Committee will take into account whether a Board vacancy exists or is expected or whether expansion of the Board is desirable. In making this determination, the Committee may solicit the views of all directors. If the Committee determines that the addition of a director is desirable, it will assess whether the candidate presented should be nominated for Board membership. The Committee will use its network of contacts to compile a list of potential candidates, which may include candidates that come to the attention of the Nominating Committee through stockholders, search firms or other persons. While the Committee may consider whatever factors it deems appropriate in its assessment of a candidate for Board membership, candidates nominated to serve as directors should in the Committee’s judgment:

•	be able to represent the interests of the Company and represent fairly and equally all of its stockholders, and not be disposed by affiliation or interest to advance or favor any particular individual, group or class of stockholders or other constituency;
•	possess the background and demonstrated ability to contribute to the Board’s performance of its collective responsibilities, through senior executive management or relevant professional experience;
•	have a basic understanding of the principal operational and financial objectives and plans and strategies of the Company;
•	be able to contribute to the collective functioning of the Board;
•	be able to devote the time and attention necessary to serve effectively as a director; and
•	be able to attend Board meetings in person without an undue expense burden to the Company.

The Committee will consider whether the nominee must or should be independent, which determination is based upon the Company’s charter and bylaws, applicable securities laws, the rules and regulations of the SEC, applicable NASDAQ rules, and the advice of counsel. The Committee may also take into consideration whether a candidate’s background and skills meet any specific needs of the Board that the Committee has identified. The Committee will preliminarily assess the candidate’s qualifications with input from the chief executive officer. If, based upon its preliminary assessment, the Committee believes that a candidate is likely to meet the criteria for Board membership, the chairman will advise the candidate of the Committee’s preliminary interest and, if the candidate expresses sufficient interest, the Chairman, with the assistance of the corporate office, will arrange interviews of the candidate with members of the Committee and with the chief executive officer, either in person or by telephone. After the members of the Committee and the chief executive officer have had the opportunity to interview the candidate, the Committee will meet to consider whether to recommend to the Board that it nominate the candidate for election to the Board.

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The Committee does not have a specific policy regarding the diversity of the Board. Instead, the Nominating Committee considers the Board’s overall composition when considering director candidates who satisfy the factors outlined above, including whether the Board has an appropriate combination of professional experience, skills, knowledge and variety of viewpoints and backgrounds in light of the Company’s current and expected future needs.

In addition, the Nominating Committee believes that it is desirable for new candidates to contribute to a variety of viewpoints on the Board, which may be enhanced by a mix of different professional and personal backgrounds and experiences.

Stockholder Nominees

The Nominating Committee will consider director candidates recommended by stockholders, in accordance with the procedures set forth in our bylaws. Any such recommendation must include the information specified in our bylaws, which includes the nominee’s name and qualifications for Board membership, information regarding the candidate as would be required to be included in a proxy statement filed pursuant to SEC regulations, and a written indication by the recommended candidate of her or his willingness to serve, and should be directed to the Corporate Secretary of ITEX at our principal executive offices: ITEX Corporation, 3326 – 160th Ave SE, Suite 100, Bellevue, WA 98008. In addition, to be timely the recommendation must be received by the Corporate Secretary within the time period prescribed for “Stockholder Proposals” for proposals other than matters brought under SEC Rule 14a-8. See “Information About the Meeting and Voting — How can I submit a proposal for next year’s annual meeting?” on page 6. The Committee does not intend to alter the manner in which it evaluates candidates, including the criteria set forth above, based on whether the candidate was recommended by a stockholder or not. A copy of the bylaws may be obtained from the Corporate Secretary by written request, and also is available on our corporate web site at www.itex.com on the Investor Relations page under the link “Governance — Bylaws.”

Director Compensation

The Company uses a combination of cash and stock-based compensation to attract and retain qualified candidates to serve on the Board, as described below. Members of the Board who are employees of the Company are not compensated for service on the Board or any of its committees.

Annual Fees

During 2014, non-employee directors each received an annual cash fee of $10,000 plus an annual equity grant of 5,000 shares of restricted common stock pursuant to ITEX’s 2014 Equity Incentive Plan. No additional payments were made for committee service. No reimbursements were paid in fiscal 2014 for travel or other out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors or its committees.

Director Compensation Table

The following table sets forth information concerning the compensation of the Company’s non-employee directors for fiscal 2014. Steven White and John Wade, employee directors, are excluded from the following table since we fully describe their compensation below under “Executive Compensation.”

Name	Fees Earned Or Paid in Cash	Stock Awards	Option Awards	All Other Compensation	Total
Eric Best	$10,000	$19,650	$--	$--	$29,650
Kevin Callan (1)	$10,000	$19,650	$--	$--	$29,650
Tim Morones (1)	$10,000	$19,650	$--	$--	$29,650

(*)	Columns in the Director Compensation Table that were not relevant to the compensation paid to directors were omitted.

(1)	The amount represents the grant date fair value of restricted stock awards. The value is based on the closing price of the Company’s common stock on the date of grant, as reported on the OTC Marketplace as of the date of the award.

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DIRECTOR NOMINEES

Five individuals will be nominated for election as directors at the Annual Meeting. Directors elected at the annual meeting will hold office until the next annual meeting or until their successors have been elected and qualified. Each of the five nominees for director is currently a director of the Company.

The Nominating Committee believes that each director nominee has an established record of accomplishment in areas relevant to our strategy and operations and possesses the characteristics identified by the Nominating Committee as essential to a well-functioning and deliberative governing body. See “Selection of Director Nominees ─ Qualifications and Nominating Process.”

Each of our Directors served in key management positions in a range of companies, including businesses through which they have developed, as a group, expertise and experience in core business skills such as strategy and business development, innovation, operations, brand management, finance, compensation and leadership development, compliance and risk management. We also believe each of our nominees has other attributes necessary to create an effective board: the willingness to engage management and each other in a constructive and collaborative fashion; high personal and professional ethics, integrity and values; good judgment; analytical minds; the willingness to offer a diverse perspective; the ability to devote significant time to serve on our Board and its committees; and a commitment to representing the long-term interests of all our stockholders. As a collective, our Board has a broad set of competencies and experiences making it well suited to further the interests of ITEX, its stockholders and other stakeholders. Key experience, qualifications and skills the director nominees bring to the Board are identified and described below.

Eric Best

Age: 43

Director since: 2003

Committees: Audit Committee, Compensation Committee (Chair), Nominating and Governance Committee (Chair)

Mr. Best has served as Chief Marketing Officer of CommerceHub since January 2015. Mr. Best founded and served as Chief Executive Officer of Mercent Corporation from 2005 to January 2015. Mercent Corporation, a SaaS company that enables retailers to sell through online merchandising channels, was acquired by CommerceHub in January 2015. Mr. Best founded MindCorps, an e-commerce systems integrator acquired by Amazon.com in 1999, and Emercis, an e-commerce tools provider acquired by Impressa in 2000. Mr. Best served as Chief Executive Officer of Emercis from 1998 to 2000, and as Chief Executive Officer of MindCorps from 1996 to 1999. Mr. Best founded and was Chairman of the Board of Directors of Morse Best Innovation from 2000 to 2010, a technical marketing agency serving clients such as Microsoft, Lexmark, and WRQ. In 2009 he co-founded Impresys, a software product company that helps customers create more effective software marketing programs, presentations, and online tutorials.

Mr. Best has more than 19 years of entrepreneurial, executive, finance and board-level experience in the technology sector. Mr. Best’s executive experience allows him to bring to the Board substantial knowledge of the technology sector and meaningful insight into the branding, commercialization, software development, financial and capital-related issues technology companies face. He has acquired skills in financial management, operations, marketing, corporate development and strategic planning. He is a member of the Seattle Pacific University Entrepreneurial Studies Council and Society of Fellows.

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Kevin Callan

Age: 59

Director since: 2013

Committees: Audit Committee, Compensation Committee, Nominating and Governance Committee

Mr. Callan has been the Executive Director of the Washington State Major League Baseball Stadium Public Facilities District since 2000, and served as the Director of Finance and Administration during the construction phase of Safeco Field. Since 2001 he has served as the Chief Financial Officer of a collection of light manufacturing and distribution companies owned by PT Foley and located in Washington, Oregon and Nevada, responsible for accounting, financial reporting, real estate management and treasury functions. Portfolio companies include Dynamic Isolation Systems, Inc., Scougal Rubber Corp and Blaser Die Casting Co. From 1990 to 1996 Mr. Callan was Chief Financial Officer of the Robison Construction Group.

Mr. Callan brings to our Board more than 25 years of executive experience in financial management, operations, and corporate development in various companies. He has demonstrated skills in key management disciplines that are relevant to the oversight of our business, including risk management, finance and financial reporting. Mr. Callan is a Certified Public Accountant, and the Board has determined that he is qualified as an “audit committee financial expert” as defined by applicable SEC rules.

Tim Morones

Age: 49

Director since: 2012

Committees: Audit Committee (Chair), Compensation Committee, Nominating and Governance Committee

Mr. Morones has been the Vice President of Customer Operations for DataSphere Technologies Inc., a Seattle-based technology company, since June of 2011. From March 2010 to June 2011, he served as Director of Operations for Getty Images. From May 2008 to March 2010, Mr. Morones served as a Senior Financial and Operations Consultant for RealNetworks, Inc,. a provider of digital media applications and services. From July 2005 to April 2008, Mr. Morones served as Vice President of Treasury and Administration for InfoSpace, Inc.

Mr. Morones brings to our Board more than 15 years of executive experience in financial management, operations, and corporate development in various traditional, high-tech and growth-oriented companies. He has demonstrated skills in in areas that are relevant to the oversight of our business, including strategic initiatives, risk management, finance, financial reporting and treasury functions.

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John Wade

Age: 52

Director since: 2003

Committees: None

Mr. Wade has served as Chief Financial Officer since January 2013. He has served as Secretary and Treasurer of ITEX since 2003, and from 2010 to 2012 served as a financial consultant to assist with certain internal audit matters, including SEC reporting and financial statement preparation. Mr. Wade is currently a principal of Wade Consulting. From 1998 to 2007, Mr. Wade served as Chief Financial Officer of Aptimus, Inc., a public online direct marketing company, responsible for leadership of financial operations, including strategic and financing transactions. Prior to joining Aptimus, from 1994 to 1998 Mr. Wade served as Chief Financial Officer and Chief Operating Officer for the Buzz Oates Group of Companies, a real estate development company.

Mr. Wade is a Certified Public Accountant, and has more than 30 years of financial and accounting expertise, including strategic and financing transactions, and developing disclosure and internal controls for public corporations. This experience allows Mr. Wade to bring to the Board substantial financial and accounting knowledge, process controls, and a valuable perspective in making strategic decisions and planning for our future. Mr. Wade has demonstrated skills in in areas that are relevant to the oversight of our business, including strategic initiatives, risk management, finance, financial reporting and treasury functions.

Steven White

Age: 56

Director since: 2003

Committees: None

Mr. White is the Chairman and Chief Executive Officer of the Company, positions he has held since 2003. Prior to joining the Company, from 1996 to 2000 Mr. White was the President and Chief Executive Officer of Ubarter.com, a web-based cashless trading community originally founded by Mr. White in 1983 as Cascade Trade Association. During this time he supervised and managed the affairs of a public company. In June 2000, Mr. White directed the sale of Ubarter.com to Network Commerce, an Internet-based technology infrastructure and services company.  He served as Sr. Vice President of Network Commerce from 2000 to 2001, and as President of Lakemont Capital from 2002 to 2003.

Mr. White has more than 30 years of entrepreneurial and executive and board-level experience in the barter industry, including principal executive officer positions. This extensive experience allows Mr. White to bring to the Board a deep insight into the operations, relationships, competitive and financial positioning, and strategic opportunities and challenges facing ITEX and the barter industry. As the Chief Executive Officer of ITEX, Mr. White developed and led a strategy designed to achieve sustainable, profitable operations, resulting in eleven consecutive years of profitable operations.

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ITEM 1	Election of Directors

The Nominating Committee believes that the director nominees possess qualifications, skills and experience that are consistent with the standards for the selection of nominees for election to the Board set forth in the qualifications and guidelines described on page 10 and that they have demonstrated the ability to effectively oversee ITEX’s corporate, financial and business operations. Biographical information for the Company’s directors is set forth above, including the principal occupation and other public company directorships (if any) held by each director in the past five years and a description of the specific experience and expertise that qualifies each director to serve as a director of ITEX.

The Board of Directors recommends that Stockholders vote “FOR” all nominees for election as Directors.

EXECUTIVE COMPENSATION

The following table provides summary information about compensation received by our Chief Executive Officer and Chief Financial Officer (the “named executive officers”) for the fiscal years ended July 31, 2014 and July 31, 2013. The table reflects total compensation paid or earned beginning in the later of the fiscal year ended July 31, 2013 or the year the individual first became a named executive officer.

Summary Compensation Table*

Name and Principal Position	Year	Salary	Stock Awards (1)	All Other Compen- sation	Total
Steven White, CEO	2014	$250,000	$98,750	$86,400 (2)	$435,150
	2013	$250,000	$0	$34,287 (3)	$284,287
John Wade, CFO (4)	2014	106,672	$0	$0	$106,672
	2013	$54,940	$0	$36,000	$90,940

(*)	Columns in the Summary Compensation Table that were not relevant to the compensation paid to the named executive officer were omitted.

(1)	The amount represents the grant date fair value of stock awards, based on the closing price of the common stock on the date of grant.

(2)	Includes $35,150 in dividends paid on unvested restricted stock, and $51,250 paid as partial tax gross-up as reimbursement for tax liability incurred in connection with stock awards.

(3)	Represents dividends paid on unvested restricted stock.

(4)	Mr. Wade commenced serving as CFO on January 1, 2013. The amount in “All Other Compensation” represents consulting fees received between August 1 and December 31, 2012.

Equity Incentive Plan

In December 2013, stockholders approved the adoption of the ITEX Corporation 2014 Equity Incentive Plan (the “2014 Plan”), pursuant to which 400,000 shares of common stock were authorized for issuance. The 2014 Plan provides for the awards of restricted stock, restricted stock units, and other awards including unrestricted stock awards, stock bonuses, or the payment of cash for bonuses or in settlement of restricted stock unit awards to the employees, directors, officers and consultants of ITEX or any of its subsidiaries. The 2014 Plan will remain in effect until its termination by the Compensation Committee, provided, however, that, all awards must be granted, if at all, within ten (10) years from the date the 2014 Plan was approved by stockholders. During the 2014 fiscal year, we issued 25,000 shares to our CEO as bonus compensation and 15,000 restricted shares to non-employee directors. 360,000 shares remained available for future grants under the 2014 Plan as of July 31, 2014.

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The 2014 Plan replaced the ITEX Corporation 2004 Equity Incentive Plan (the “2004 Plan”), which expired on March 14, 2014. At July 31, 2014, 232,000 shares of common stock granted under the 2004 Plan remained unvested. These unvested shares include 171,000 shares of restricted common stock issued to our CEO with a service-based vesting period extending through October 2022, of which 19,000 vest annually.

Employment and Change-in-Control Agreements

Our named executive officers are employed at will and do not have employment agreements. The terms of our restricted stock awards to the named executive officer provide that each share of restricted stock issued under the Plan will immediately vest in the event that we are acquired by merger or asset sale, or in the event there is a change in control or ownership of ITEX.

On February 28, 2008, we entered into a Change in Control Agreement with our CEO. The Change in Control Agreement defines the benefits Mr. White would receive in connection with a “change in control,” (as defined below), or change in control events coupled with the loss of his employment. Upon a change in control Mr. White would receive a lump sum payment equal to one times his base salary and immediate vesting of all equity-based compensation.

If Mr. White were terminated as CEO, either by the Company without “cause,” or by Mr. White for “good reason” (as defined below) after a change in control occurs, Mr. White would receive a severance payment equal to two times his base salary. He would also receive a continuation of health and insurance benefits if the severance payment is made over a severance period rather than as a lump sum payment. The severance payment may be reduced if it would otherwise be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code or any similar tax. Under the agreement, Mr. White is subject to certain non-competition and non-solicitation provisions for one year after termination, and payment of severance benefits is conditioned upon his execution of a release of claims in favor of the Company.

A “change in control” generally is defined as of any of the following events: the incumbent directors cease to constitute a majority of the members of the board; the consummation of a consolidation or merger of ITEX with another business entity; any person becomes a beneficial owner, directly or indirectly, of 30 percent or more of the combined voting power of ITEX; the disposition of all or substantially all of the assets of ITEX: the closure and winding up of ITEX’s business and related affairs or the approval by stockholders of a plan of complete liquidation or dissolution of ITEX. “Good reason” for termination by the executive of his employment generally means the occurrence (without the executive’s consent) of any one of the following acts: the assignment to Mr. White of diminished duties or responsibilities; a reduction in his annual base compensation; a failure of the board to nominate him as a director of the Company; the relocation of his principal place of employment to a location outside of a 25-mile radius; the failure by the Company to pay him any portion of his current compensation or provide him substantially similar benefits; or any purported termination of his employment without specified notice.

In addition to vesting by reason of death or disability or in the event of a “change in control” of ITEX, the restricted stock award agreement for Mr. White provides that any shares of restricted stock outstanding as of the date of his termination by the Company other than for “good cause” will become fully vested. For purposes of the award agreement, the term “good cause” means that the participant is terminated by majority vote of (excluding participant) the board of directors as a result of (1) the occurrence of one of the following: (i) serious misconduct, dishonesty or disloyalty, directly related to the performance of duties for the Company, which results from a willful act or omission or from gross negligence, and which is materially or potentially materially injurious to the operations, financial condition or business reputation of the Company or any significant subsidiary thereof; (ii) participant being convicted (or entering into a plea bargain admitting criminal guilt) in any criminal proceeding that may have a material adverse impact on the Company’s reputation and standing in the community; (iii) drug or alcohol abuse, but only to the extent that such abuse has an obvious and material effect on the Company’s reputation and/or on the performance of Participant’s duties and responsibilities; or (iv) willful and continued failure to substantially perform Participant’s duties; and (2) such event, conduct or condition that may result in termination for good cause is not cured within thirty days after written notice is delivered to participant from the Company. For these purposes, no act or failure to act shall be considered “willful” unless it is done, or omitted to be done, in bad faith without reasonable belief that the action or omission was in the best interest of the Company.

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On February 28, 2008, the Compensation Committee approved a form of change in control agreement to be utilized for certain key employees of ITEX that becomes applicable if there is a “change of control,” as defined in the agreement. The agreement provides that if an eligible employee’s employment is terminated by ITEX without “cause” or by the employee for “good reason” (as these terms are defined in the agreement) within one year after a change in control occurs, the employee will generally be entitled to receive a continuation of the employee’s annual base salary, as severance pay, over a designated period following the severance date up to a maximum of twelve months. In addition, the employee will receive accelerated vesting of any equity-based compensation and continued medical group health and dental plan coverage for the period the employee receives severance pay. Payment of severance benefits is conditioned upon the employee’s execution of a release of claims in favor of the Company. On March 1, 2013, we entered into this change-in-control agreement with our CFO.

Personal Benefits

ITEX seeks to maintain a corporate culture in which its officers are not entitled to operate under different standards than other employees. We do not have programs for providing personal-benefit perquisites to officers, such as financial counseling, reserved parking spaces, athletic club memberships, company car, home security, permanent lodging or defraying the cost of personal entertainment or family travel. ITEX’s health care and other employee-benefit programs are the same for all eligible employees, including its officers.

Outstanding Equity Awards at Fiscal Year End

The following table provides information on unvested stock awards held by the named executive officers on July 31, 2014.

	Option Awards	Stock Awards
Name		Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Steven White, CEO	N/A	171,000 (1)	$589,950

(1)	Represents shares of restricted common stock granted in 2011, of which 19,000 vest annually over a service-based vesting period ending October 2022.

(2)	Market values have been calculated using a stock price of $3.45 (closing price of common stock on July 31, 2014, the last trading day of fiscal 2014).

Securities authorized for issuance under equity compensation plans

The following table gives information about equity awards under the Company’s 2014 Equity Incentive Plan and individual equity arrangements as of July 31, 2014.

	(a)		(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities available for future issuance under equity compensation plans [excluding securities reflected in column (a)]
Equity compensation plans approved by security holders	―		―	360,000

Equity compensation plans not approved by security holders	20,000	(1)	$4.75	0
Total	20,000		$4.75	360,000

(1)	Represents shares underlying a warrant issued to an investor relations consultant which expired March 1, 2015. There were no other outstanding options or warrants as of July 31, 2014.

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Transactions with Related Persons

Other than compensation arising from the employment relationship or transactions involving our Chief Executive Officer described above, ITEX and its subsidiaries had no transactions during our last fiscal year, nor are there any currently proposed transactions, in which ITEX or its subsidiaries was or is to be a participant, the amount involved exceeded $120,000, and any director or director nominee, executive officer, holder of more than 5% of our common stock or any of their immediate family members, or any promoter or control person, had a material direct or indirect interest.

Indemnification Agreements of Officers and Directors. Our bylaws provide that we will indemnify each of our directors and officers to the fullest extent permitted by Nevada law. Our directors and officers also may be indemnified against liability they may incur for serving in that capacity pursuant to a liability insurance policy maintained by ITEX for such purpose. ITEX maintains directors’ and officers’ insurance to cover its directors and officers for specific liabilities, including coverage for public securities matters. Further, ITEX has entered into separate indemnification agreements with its current executive officers and directors which include provisions providing for mandatory indemnification and for advancement of expenses by ITEX in the event of actions or proceedings against them.

Fees of the Independent Registered Public Accounting Firm

The following table presents the fees billed or to be billed to ITEX for audit and other services rendered by EKS&H (formerly, Ehrhardt Keefe Steiner & Hottman PC) for the audit of our annual financial statements for the years ended July 31, 2014 and 2013.

Year Ended July 31	2014	2013
Audit Fees(1)	$116,000	$114,500
Audit Related Fees(2)	0	0
Tax Fees(3)	--	--
Total	$116,000	$114,500

(1)	Audit Fees include our quarterly reviews and performance of our annual audit.
(2)	Audit Related Fees consist of assurance and related services that are reasonably related to the performance of the audit or review of ITEX’s financial statements. This category includes fees related to the performance of audits and attest services not required by statute or regulations, and accounting consultations regarding proposed transactions and acquisitions.
(3)	Tax Fees consist of the aggregate fees billed for professional services rendered by EKS&H for tax compliance, tax advice, and tax planning.

Pre-approval Policies and Procedures

In accordance with Audit Committee policy, the Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has pre-approved all of the services provided by EKS&H referred to above. In some cases, the Audit Committee provides pre-approval for up to a year, related to a particular defined task or scope of work and subject to a specific budget. In other cases, a designated member of the Audit Committee may have the delegated authority from the Audit Committee to pre-approve additional services, and then must communicate such pre-approvals to the full Audit Committee. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval.

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Report of the Audit Committee

The Audit Committee oversees our financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal financial controls, for preparing the financial statements and for the public reporting process. EKS&H, our independent registered public accounting firm for 2014, is responsible for expressing an opinion that our consolidated financial statements present fairly, in all material respects, the financial position, results of operations and cash flows in conformity with accounting principles generally accepted in the United States.

In this context, the Audit Committee has reviewed and discussed with our management our audited consolidated financial statements for the fiscal year ended July 31, 2014. The Committee has discussed with EKS&H the matters required to be discussed by Statement on Auditing Standards No. 16 (“Communication with Audit Committees”), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

The Audit Committee has also received the written disclosures and the letter from EKS&H required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with EKS&H the independent accountant’s independence.

Based on the review and discussions noted above, the Audit Committee recommended to the Board that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended July 31, 2014, for filing with the Securities and Exchange Commission.

Submitted by:

Members of the Audit Committee:

Tim Morones (Chairman)

Eric Best

Kevin Callan

ITEM 2 Ratification of the Appointment of Independent Registered Public Accounting Firm

In accordance with its charter, the Audit Committee has appointed EKS&H as the independent registered public accounting firm of the Company for the fiscal year ending July 31, 2015. Prior to this appointment, the Audit Committee considered the prior performance and quality controls of EKS&H and concluded it was capable of providing high quality, independent auditing services to the Company. EKS&H has been our independent audit firm since 1998. Among other matters, the Audit Committee concluded that current requirements for audit partner rotation, auditor independence through limitation of services and other regulations affecting the audit engagement process have substantially assisted in maintaining auditor independence despite the long-term nature of EKS&H’s service to us. We obtain tax services from another service provider.

Although stockholder ratification of the appointment of EKS&H is not required, the Board requests ratification of this appointment by the stockholders. If stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain EKS&H. A representatives of EKS&H is not expected to be present at the meeting.

The Board of directors recommends that Shareholders vote “FOR” the ratification of the appointment of EKS&H as the independent registered public accounting firm of the Company for the fiscal year ending July 31, 2015.

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STOCK OWNERSHIP

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information that has been provided to the Company regarding the beneficial ownership as of the record date of the Company’s common stock by (a) each person who is known by the Company to be a beneficial owner of more than five percent of the outstanding common stock of the Company, (b) each director or director nominee of the Company, (c) each of the named executive officers, and (d) all directors and executive officers of the Company as a group.

Name and Address (1) Of Beneficial Owner	Shares (2) Beneficially Owned	Percent (3) of Voting Shares

Current Directors and Executive Officers:
Steven White (4)	627,684	21.8%
Eric Best	22,000	*
Kevin Callan	15,000	*
Tim Morones	15,000	*
John Wade	41,000	1.40%

All current directors and executive officers as a group (5 persons)	720,684	25.1%

Other Beneficial Owners:
The Lion Fund, L.P. (5)	340,840	11.9%
Pagidipati Family, L.P. (6)	183,478	6.4%

* Less than one percent.

(1)	Except as noted below, the business address of the current directors and executive officers is c/o ITEX Corporation, 3326 – 160th Ave. SE, Suite 100, Bellevue, WA 98008.

(2)	Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned and the percentage ownership of an individual or group, any shares that the individual or group may acquire within 60 days, including through the exercise of stock options or vesting of restricted stock units, are deemed outstanding. These shares, however, are not deemed outstanding for purposes of computing the ownership of any other person. To our knowledge, except as indicated in the footnotes to this table and subject to applicable community property laws, the stockholders named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(3)	Percentage of beneficial ownership is based upon 2,875,063 voting shares outstanding as of the record date (including shares of unvested restricted stock).

(4)	Mr. White has 152,000 unvested restricted stock awards outstanding.

(5)	The latest Schedule 13D filed by the beneficial owners indicated that 340,840 shares are held by The Lion Fund, L.P., Biglari Capital Corp. and Sardar Biglari. The principal business address of each of the Lion Fund, Biglari Capital Corp. and Sardar Biglari is 17802 IH 10 West, Suite 400, San Antonio, Texas 78257.

(6)	Based on beneficial ownership information dated as of March 5, 2015. Includes shares beneficially owned by Rahul Pagidipati and Dr. Devaiah Pagidipati, who have voting and investment power with respect to the Pagidipati Family, L.P.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our directors and executive officers, and persons who own more than ten percent of our common stock, including members of any 13(d) group, file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater-than-ten percent stockholders are required by the SEC regulation to furnish us with copies of all Section 16(a) forms they file. Specific due dates have been established by the SEC, and we are required to disclose in this report any failure to file by those dates. Based solely on our review of such forms in our possession and on written representations from reporting persons, we believe that there has been compliance with all Section 16(a) filing requirements applicable to our officers, directors and ten-percent beneficial owners.

OTHER INFORMATION

The Board of Directors does not presently intend to bring any other business before the meeting, and, as of the date of this proxy statement, we are not aware of any matters to be presented other than those described in this proxy statement. However if any business matters other than those referred to in this proxy statement should properly come before the meeting, the persons named in the proxy will, to the extent permitted by applicable rules of the Securities and Exchange Commission, use their discretion to determine how to vote your shares in accordance with their judgment.

The cost of soliciting proxies on behalf of the Board of Directors will be borne by ITEX. These costs will include the expense of preparing, assembling, printing and mailing the notice, this proxy statement and any other material used in the Board’s solicitation of proxies to stockholders of record and beneficial owners, and reimbursements paid to brokerage firms and others for their reasonable out-of-pocket expenses for forwarding proxy materials to stockholders and obtaining beneficial owners’ voting instructions. We have not retained a proxy solicitor in conjunction with the annual meeting. Our present and former directors and present and former officers and other employees, who will not be additionally compensated for any such services, may solicit proxies by telephone, mail, fax or email, or by meetings with shareholders or their representatives. The employees used in our solicitation have public relations activities which are required to be performed as part of the normal course of their employment. Solicitations may also be made by press release, public statements or through the investor relations portion of our website at www.itex.com,

This proxy statement, our Form 10-K for the fiscal year ended July 31, 2014 and other materials are available to you on the Internet. Stockholders who access the Company’s materials this way get the information they need electronically, which allows us to reduce printing and delivery costs. The Notice contains instructions as to how to access and review these materials. You may also refer to the Notice for instructions regarding how to request paper copies of these materials.

By Order of the Board of Directors

John Wade
CFO and Corporate Secretary
Bellevue, Washington

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VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time (8:59 P.M. Pacific Time) the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

- or -

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time (8:59 P.M. Pacific Time) the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

- or -

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M84452-P62957

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ITEX CORPORATION

The Board of Directors recommends a vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01) Eric Best
02) Kevin Callan
03) Timothy R. Morones
04) John Wade
05) Steven White

The Board of Directors recommends a vote FOR proposal 2.

	For	Against	Abstain
2. Ratify the selection of EKS&H as our independent registered public accounting firm for the fiscal year ending July 31, 2015.	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or continuation thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Electronic Voting Alternatives

Are you voting electronically? This year? Next year?

Although you received your proxy materials by mail this year, you can still vote the shares conveniently by telephone or by the Internet. Please see the reverse side for instructions.

Additionally, you can choose to receive next year's proxy materials (Form 10-K, proxy statement, and voting form) electronically via e-mail. If you wish to accept this offer, you will need to provide your e-mail address and the last 4 digits of your Social Security number before you click the final submission button as you cast your vote this year on the Internet at http://www.proxyvote.com. By choosing to become one of ITEX's electronic recipients, you help support ITEX in its efforts to reduce printing and postage costs and conserve natural resources.

If you choose the option of electronic delivery of proxy materials and voting via the Internet, you will receive an e-mail before the next annual stockholders' meeting, notifying you of the website containing both the proxy statement and Form 10-K to be viewed before casting your vote at http://www.proxyvote.com.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M84453-P62957

ITEX CORPORATION
Annual Meeting of Shareholders
May 15, 2015 10:00 A.M.
This proxy is solicited by the Board of Directors

The undersigned stockholder hereby appoints STEVEN WHITE, Chief Executive Officer, and JOHN WADE, Chief Financial Officer and Corporate Secretary, or each of them, as proxies, each with the power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of ITEX CORPORATION that the stockholder is entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 A.M., Pacific Time on May 15, 2015, at 3326 160th Ave SE, Suite 100, Bellevue, WA 98008, and any adjournment or postponement thereof, and confers discretionary authority upon each such proxy to vote upon any other matter properly brought before the meeting.

Please specify your choice by marking the appropriate boxes on the reverse side of this proxy. The shares represented by this proxy will be voted as you designate on the reverse side. If no such designation is made, this proxy will be voted in accordance with the Board of Directors' recommendations (i.e., FOR the election of the five director nominees named in Item 1 and FOR Item 2.

Continued and to be signed on reverse side